2018 Second Quarter Management Report

August 2, 2018

Statements herein regarding the Company's future expected business performance and financial results are forward looking and are subject to events and circumstances of the future. Actual results could differ materially from those expressed in these forward-looking statements. Risks and uncertainties that could cause results to differ materially include risks associated with: customers' production volumes at Gainshare-covered facilities; continued adoption of the Company's solutions by new and existing customers; project milestones or delays and performance criteria achieved; the provision of technology and services prior to the execution of a final contract; the impact of ASC 606; development costs on our next generation products; and other risks set forth in PDF Solutions' periodic public filings with the Securities and Exchange Commission, including, without limitation, its Annual Reports on Form 10-K, most recently filed for the year ended December 31, 2017, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and amendments to such reports. The forward-looking statements made in the conference call are made as of the date hereof, and PDF Solutions does not assume any obligation to update such statements nor the reasons why actual results could differ materially from those projected in such statements.

Contents

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions' second quarter for fiscal year 2018 financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management's current views of the Company's financial and operational performance and outlook and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast. The Company disclaims any duty to update this information for future events.

PDF/SOLUTIONS®

GAAP Income Statement – Quarterly Trend Through Q2 2018

in thousands (except share amounts, percent of revenue, and EPS)

P&L (GAAP)	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18
Design to Silicon Yield Solutions	18,578	20,574	18,552	19,458	19,698	16,500	19,229	19,010	18,190	15,266
Gain Share - Performance Incentive	6,503	6,114	8,707	8,975	4,591	7,789	7,288	7,766	6,547	5,853
Total Revenue	**25,081**	**26,688**	**27,259**	**28,433**	**24,289**	**24,289**	**26,517**	**26,776**	**24,737**	**21,119**
Cost of Sales	10,206	10,654	11,452	12,136	11,431	11,379	12,431	12,281	11,482	10,917
GROSS MARGIN	**14,875**	**16,034**	**15,807**	**16,297**	**12,858**	**12,910**	**14,086**	**14,495**	**13,255**	**10,202**
Gross Margin %	**59%**	**60%**	**58%**	**57%**	**53%**	**53%**	**53%**	**54%**	**54%**	**48%**
OPERATING EXPENSES										
Research & Development	6,311	7,060	7,017	7,171	7,282	7,276	7,875	7,646	7,245	7,100
R&D % of Revenue	25%	26%	26%	25%	30%	30%	30%	29%	29%	34%
Selling, General, & Administrative	5,124	5,094	5,548	6,290	5,899	6,195	5,680	5,909	6,375	5,919
SG&A % of Revenue	20%	19%	20%	22%	24%	26%	21%	22%	26%	28%
Amortization of other acquired intangible assets	117	117	106	92	92	92	107	107	109	108
TOTAL OPERATING EXPENSES	**11,552**	**12,271**	**12,671**	**13,553**	**13,273**	**13,563**	**13,662**	**13,662**	**13,729**	**13,127**
OPERATING INCOME (LOSS)	**3,323**	**3,763**	**3,136**	**2,744**	**(415)**	**(653)**	**424**	**833**	**(474)**	**(2,925)**
Other (Income) / Expense, Net	236	51	101	(378)	230	(27)	104	(42)	331	(390)
PRE-TAX INCOME (LOSS)	**3,087**	**3,712**	**3,035**	**3,122**	**(645)**	**(626)**	**320**	**875**	**(805)**	**(2,535)**
Income Tax Provision (Benefit)	1,026	1,579	1,051	198	(1,162)	(815)	(270)	3,508	(381)	(439)
Net Income	**2,061**	**2,133**	**1,984**	**2,924**	**517**	**189**	**590**	**(2,634)**	**(424)**	**(2,096)**
GAAP EPS	**0.07**	**0.07**	**0.06**	**0.09**	**0.02**	**0.01**	**0.02**	**(0.08)**	**(0.01)**	**(0.07)**
Diluted Weighted Avg Shares (in millions)	**31.8**	**32.1**	**32.6**	**33.3**	**33.6**	**33.4**	**33.0**	**32.9**	**32.2**	**32.0**

PDF/SOLUTIONS®

GAAP Revenue by Geography Q2 2018 & Comparable Quarters


Q218
16%
44%
41%
North America
Asia Pacific
EMEA


Q118
15%
41%
44%
North America
Asia Pacific
EMEA


Q217
13%
38%
49%
North America
Asia Pacific
EMEA

PDF/SOLUTIONS

Q2 2018 CFO Commentary – Revenue

- The top ten customers represented 76% of total revenues in the second quarter of 2018. Two of these customers contributed revenues 10% or greater.

- Solutions revenue consisted of 10 project-based engagements that contributed at least $100,000 of solutions revenue each in the second quarter of 2018.

- The total number of node-sites, defined as an individual fab and process node combination, contributing to Gainshare revenue, was 14 in the second quarter of 2018.

PDF/SOLUTIONS®

GAAP Balance Sheet Trend – Quarterly Through Q2 2018

in thousands

ASSETS	31-Mar-16	30-Jun-16	30-Sep-16	31-Dec-16	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Mar-18	30-Jun-18
Cash and short-term investments	$ 129,398	$ 122,222	$ 118,534	$ 116,787	$ 114,926	$ 109,007	$ 100,750	$ 101,267	$ 98,522	$ 100,916
Accounts receivable -trade	19,948	19,369	25,550	27,348	27,366	33,005	32,226	35,355	35,366	30,690
Unbilled accounts receivable	9,376	15,417	18,474	20,809	22,722	21,024	20,728	22,209	23,070	23,229
Other current assets	3,479	4,729	5,163	5,335	6,741	8,813	6,579	5,069	9,654	8,660
Total current assets	162,200	161,737	167,721	170,279	171,755	171,849	160,284	163,900	166,612	163,495
Goodwill and intangibles	5,030	4,818	4,626	4,438	4,250	4,062	8,248	7,997	7,744	7,492
Deferred tax assets	14,761	14,201	14,135	15,640	16,201	15,815	18,522	16,348	15,896	17,747
Other non-current assets	7,564	9,496	9,413	12,631	14,615	12,262	11,312	10,544	9,752	8,943
Property plant and equipment	13,236	16,076	18,192	19,341	20,798	23,068	23,604	25,386	26,536	28,095
Total assets	**$ 202,791**	**$ 206,328**	**$ 214,087**	**$ 222,329**	**$ 227,619**	**$ 227,057**	**$ 221,970**	**$ 224,176**	**$ 226,540**	**$ 225,772**
LIABILITIES										
Accounts payable	$ 2,016	$ 2,469	$ 947	$ 2,206	$ 2,436	$ 2,270	$ 2,608	$ 2,536	$ 2,588	$ 2,495
Accrued Liabilities	6,141	8,074	8,268	8,039	6,902	7,938	7,886	9,120	7,473	7,938
Deferred revenues - current portion	6,471	6,052	8,472	8,277	9,977	9,322	7,912	7,981	8,474	9,369
Total current liabilities	14,629	16,595	17,687	18,523	19,314	19,530	18,407	19,637	18,535	19,802
Deferred taxes and other	2,932	2,922	3,515	5,003	5,049	5,427	5,266	6,171	5,946	5,646
Total liabilities	**17,561**	**19,517**	**21,202**	**23,526**	**24,363**	**24,957**	**23,673**	**25,808**	**24,481**	**25,448**
EQUITY										
Common stock and additional paid-in-capital	269,605	272,148	276,504	281,428	285,935	289,961	294,364	297,955	301,872	304,953
Treasury stock	(50,396)	(53,306)	(53,731)	(54,882)	(55,726)	(61,532)	(70,739)	(72,793)	(76,473)	(78,422)
Accumulated other comprehensive loss	(1,184)	(1,370)	(1,213)	(1,991)	(1,718)	(1,283)	(873)	(705)	(180)	(25,256)
Accumulated deficit	(32,794)	(30,661)	(28,676)	(25,752)	(25,235)	(25,046)	(24,455)	(27,089)	(23,160)	(951)
Total stockholders' equity	**185,231**	**186,811**	**192,884**	**198,803**	**203,257**	**202,100**	**198,296**	**197,368**	**202,059**	**200,324**
Total liabilities and stockholders' equity	**$ 202,791**	**$ 206,328**	**$ 214,087**	**$ 222,329**	**$ 227,619**	**$ 227,057**	**$ 221,970**	**$ 223,176**	**$ 226,540**	**$ 225,772**

PDF SOLUTIONS®

Q2 2018 – GAAP Balance Sheet Commentary

- Trade Accounts Receivable balance at the end of the quarter was $30.7 million, a decrease of approximately $4.7 million when compared to the previous quarter. The Unbilled Accounts Receivable balance (current & long-term) was $30.5 million at the end of the quarter, a decrease of approximately $0.3 million when compared to the previous quarter. Additionally, under ASC 606, $3.2 million has been reclassified from Unbilled AR to Contract Assets and recorded as Other Current Assets.

- Of the $30.5 million of Unbilled Accounts Receivable at the end of the quarter, we expect approximately $23.2 million to be billed in the next twelve months of which more than 43% will be billed during Q3 2018. Included in the $30.5 million of Unbilled AR is approximately $1.5 million of receivables related to the adoption of ASC 606 methodology for Gainshare revenue recognition.

- Of the $30.7 million of Trade Receivables, $9.4 million, or 30%, was aged more than 30 days. Since the end of the quarter through August 1, 2018, $5.9 million of Trade Receivables has been collected.

GAAP Cash Flow – Quarterly Trend Through Q2 2018

in thousands	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17	06/30/17	09/30/17	12/31/17	03/31/18	06/30/18
Operating activities:										
Net income (loss)	2,061	2,133	1,984	2,925	517	189	591	(2,634)	(424)	(2,096)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:										
Depreciation and amortization	765	859	960	1,000	1,091	1,195	1,263	1,240	1,261	1,270
Stock-based compensation	2,666	2,291	2,978	3,067	2,882	2,906	2,948	3,074	2,856	2,701
Amortization of acquired intangible assets	213	212	192	189	188	188	242	251	253	252
Losses on disposal of assets	107	-	-	-	-	5	-	1	3	-
Deferred taxes	459	564	60	(867)	(580)	387	(3,321)	3,010	117	(1,818)
Provisions (reversal) on losses on accounts receivable	53	(152)	-	-	-	124	-	50	-	(42)
Unrealized loss (gain) on foreign currency forward contract	(23)	(11)	(20)	6	92	(59)	(39)	(21)	58	(11)
Changes in operating assets and liabilities:										
Accounts receivable	4,062	(5,311)	(9,237)	(4,134)	(1,931)	(4,065)	1,075	(4,660)	639	4,559
Prepaid expenses and other assets	(5,739)	(3,169)	(342)	(3,428)	(3,372)	314	3,247	2,288	(3,836)	1,778
Accounts payable	250	360	(577)	52	476	375	760	352	1,097	(1,489)
Accrued compensation and related benefits	(564)	910	(69)	901	(1,040)	817	(498)	970	(1,278)	460
Accrued and other liabilities	(833)	610	362	(370)	(587)	(158)	521	296	(532)	57
Deferred revenue	1,674	(727)	3,012	813	1,734	(1,008)	(1,408)	356	3,038	839
Billings in excess of recognized revenue	(1,153)	198	(239)	15	112	189	(101)	(288)	-	7
Net cash provided by (used in) operating activities	**3,998**	**(1,233)**	**(936)**	**169**	**(418)**	**1,399**	**5,280**	**4,285**	**3,252**	**6,467**
Investing activities:										
Proceeds from the sales of property and equipment	-	-	-	-	-	-	-	-	2	-
Purchases of property and equipment	(1,780)	(3,271)	(3,809)	(2,422)	(2,313)	(2,651)	(1,978)	(3,313)	(2,449)	(2,363)
Acquisition of business, net of cash acquired	-	-	-	-	-	-	(3,841)	-	-	-
Net cash provided by (used in) investing activities	**(1,780)**	**(3,271)**	**(3,809)**	**(2,422)**	**(2,313)**	**(2,651)**	**(5,819)**	**(3,313)**	**(2,447)**	**(2,363)**
Financing activities:										
Proceeds from exercise of stock options	182	270	680	1,840	717	1,091	496	518	39	377
Proceeds from employee stock purchase plan	777	1	780	-	909	-	956	-	1,007	-
Stock repurchases	-	(1,843)	(339)	-	-	(4,770)	(8,648)	-	(4,123)	(1,125)
Purchase of company stock for employee tax settlement	(9)	(1,066)	(86)	(1,156)	(844)	(1,035)	(560)	(1,055)	(556)	(820)
Net cash provided by (used in) financing activities	**950**	**(2,638)**	**1,035**	**684**	**782**	**(4,714)**	**(7,756)**	**(537)**	**(3,633)**	**(1,568)**
Effect of exchange rate changes on cash and cash equivalents	72	(34)	21	(178)	88	46	39	82	83	(142)
Net increase (decrease) in cash and cash equivalents	**3,240**	**(7,176)**	**(3,689)**	**(1,747)**	**(1,861)**	**(5,920)**	**(8,256)**	**517**	**(2,745)**	**2,394**
Cash and cash equivalents, beginning of period	126,158	129,398	122,222	118,533	116,786	114,925	109,005	100,749	101,266	98,521
Cash and cash equivalents, end of period	**129,398**	**122,222**	**118,533**	**116,786**	**114,925**	**109,005**	**100,749**	**101,266**	**98,521**	**100,915**

PDF/SOLUTIONS®

Q2 2018 – GAAP Cash Flow Commentary

- During the quarter the Company purchased approximately $2.4 million of fixed assets, primarily related to our DFI solution.
- Cash provided by operations during the quarter was approximately $6.5 million.
- During the quarter, the Company spent $1.1 million on repurchasing 99 thousand shares of common stock on the open market as part of our Stock Repurchase Program. The Company also spent $0.8 million to purchase 63 thousand shares to cover employee taxes on restricted stock grants released.

PDF/SOLUTIONS

Non-GAAP Presentation

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), the Company also provides certain non-GAAP financial measures. Non-GAAP net income excludes the effects of non-recurring items (including severance payments), stock-based compensation expenses, amortization of acquired technology and other acquired intangible assets, and their related income tax effects, as applicable, as well as adjusts for the non-cash portion of income taxes. EBITDAR is calculated by taking GAAP net income, adding back the effects of non-recurring items, stock-based compensation expenses, amortization of acquired technology and other acquired intangibles, depreciation expense and income tax provision (benefit). These non-GAAP financial measures are used by management internally to measure the Company's profitability and performance. PDF Solutions' management believes that these non-GAAP measures provide useful supplemental measures to investors regarding the Company's ongoing operations in light of the fact that none of these categories of expense has a current effect on the future uses of cash (with the exception of certain non-recurring items) nor do they impact the generation of current or future revenues. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may be different from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. Management uses these non-GAAP financial measures internally to measure profitability and performance; these non-GAAP measures are presented here to give investors an opportunity to see the Company's financial results as viewed by management. A detailed reconciliation of the adjustments made to comparable GAAP measures is included herein.

Reconciliation of GAAP to Non-GAAP Net Income

in thousands (except for shares and per share amounts)

	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18
GAAP net income	$ 2,061	$ 2,133	$ 1,984	$ 2,925	$ 517	$ 189	$ 590	$ (2,634)	$ (424)	$ (2,096)
Adjustments to reconcile GAAP net income to non-GAAP net income:										
Stock-based compensation expense	2,666	2,292	2,977	3,067	2,884	2,904	2,949	3,073	2,856	2,701
Amortization of acquired technology	96	96	86	96	96	96	136	144	144	143
Amortization of other acquired intangible assets	117	117	106	92	92	92	107	107	109	108
Non-recurring severance payments	-	-	-	-	-	-	370	30	283	-
Tax Impact of Adjustments	299	610	236	(587)	(995)	(629)	(590)	3,444	(747)	(96)
Non-GAAP net income	$ 5,239	$ 5,248	$ 5,389	$ 5,593	$ 2,594	$ 2,652	$ 3,562	$ 4,164	$ 2,220	$ 760
GAAP net income per diluted share	$ 0.07	$ 0.07	$ 0.06	$ 0.09	$ 0.02	$ 0.01	$ 0.02	$ (0.08)	$ (0.01)	$ (0.07)
Non-GAAP net income per diluted share	$ 0.16	$ 0.16	$ 0.17	$ 0.17	$ 0.08	$ 0.08	$ 0.11	$ 0.13	$ 0.07	$ 0.02
Shares used in diluted shares calculation (in millions)	31.8	32.1	32.6	33.3	33.6	33.4	33.0	32.9	32.6	32.4

PDF/SOLUTIONS®

Reconciliation of GAAP to Non-GAAP Spending by Function

in thousands

	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18
Cost of Sales - GAAP	10,206	10,654	11,452	12,136	11,431	11,379	12,431	12,281	11,482	10,917
Adjustments to reconcile GAAP Cost of Sales to non-GAAP Cost of Sales:										
Stock-based compensation expense	(1,085)	(956)	(1,191)	(1,195)	(1,191)	(1,070)	(1,184)	(1,162)	(1,013)	(968)
Amortization of acquired technology	(96)	(96)	(86)	(96)	(96)	(96)	(136)	(144)	(144)	(144)
Non-recurring severance payments	-	-	-	-	-	-	(151)	-	(209)	-
Cost of Sales - Non-GAAP	9,026	9,602	10,174	10,845	10,144	10,214	10,961	10,976	10,116	9,805
Research & Development - GAAP	6,311	7,060	7,017	7,171	7,282	7,276	7,875	7,646	7,245	7,100
Adjustments to reconcile GAAP R&D to non-GAAP R&D:										
Stock-based compensation expense	(706)	(651)	(894)	(836)	(834)	(848)	(877)	(959)	(879)	(845)
Non-recurring severance payments	-	-	-	-	-	-	(150)	(17)	(74)	-
Research & Development - Non-GAAP	5,605	6,409	6,123	6,335	6,448	6,428	6,848	6,670	6,292	6,255
Selling, General, & Administrative - GAAP	5,124	5,094	5,548	6,290	5,899	6,195	5,680	5,909	6,375	5,919
Adjustments to reconcile GAAP SG&A to non-GAAP SG&A:										
Stock-based compensation expense	(876)	(684)	(892)	(1,036)	(858)	(987)	(888)	(952)	(963)	(888)
Non-recurring severance payments	-	-	-	-	-	-	(70)	(13)	-	-
Selling, General, & Administrative - Non-GAAP	4,248	4,410	4,656	5,254	5,041	5,208	4,722	4,944	5,412	5,031

2018 – Outlook

- We expect total Q3 revenues to be approximately the same level as Q2.
- On a full year basis, we expect total 2018 revenues to decrease by 5% to 10% as compared to 2017.
- Overall, as a result of our cost reduction initiatives, we expect total spending on a non-GAAP basis to be down by 5% or more (after increasing some strategic investments) as compared to 2017.
- We expect our GAAP and non-GAAP tax provision rate (after discrete items) to be at 25% for the year.